EXHIBIT 10.4

GASTAR EXPLORATION LTD. 2006 LONG-TERM STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AGREEMENT

Grantee:

Address:

Total Stock Appreciation Rights Subject to Award:

Exercise Price Per SAR:

Date of Grant:

Vesting Commencement Date:

Post-Termination Exercise Period:

Expiration Date:

1. Award of Stock Appreciation Rights. Gastar Exploration Ltd., a Canadian corporation (the “Company”), hereby awards to the Grantee named above Stock Appreciation Rights in the aggregate number set forth above as the Total Stock Appreciation Rights Subject to Award (the “Award”) each at the Exercise Price Per SAR set forth above (the “Exercise Price”), in accordance with this Stock Appreciation Rights Agreement (the “Agreement”) and subject to the terms and conditions of the Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Each Stock Appreciation Right entitles the Grantee to the amount, if any, at the time of exercise of the Stock Appreciation Right by which the Fair Market Value of a share of Common Stock exceeds the Exercise Price Per SAR (the “Appreciation”) payable to the Grantee in whole shares of Common Stock as provided for in this Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

2. Vesting; Time of Exercise. Subject to the terms and conditions of the Plan and this Agreement, the Award granted herein shall vest and become exercisable in the following cumulative installments, as follows:

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If an installment covers a fractional Stock Appreciation Right, such installment will be rounded to the next highest Stock Appreciation Right, except the final installment, which will be for the balance of the total Stock Appreciation Rights; provided, that the Grantee shall in no event be entitled under the Award to Appreciation determined by reference to a number of stock appreciation rights greater than the “Total Stock Appreciation Rights Subject to Award” indicated above. Notwithstanding anything to the contrary herein, the Award shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. If the Grantee’s Continuous Service is terminated, the Award shall be exercisable only to the extent that the Grantee could have exercised it on the date of his or her termination of Continuous Service. Notwithstanding anything to the contrary herein, the Stock Appreciation Rights shall become fully exercisable upon the occurrence during the term hereof of a Change in Control.

3. Exercise of Award.

(a) Right to Exercise. The Award shall be exercisable in accordance with the vesting provisions contained in Section 2 of this Agreement and with the other applicable provisions of the Plan and this Agreement. The Award shall be subject to the provisions of Section 11(b) and (c) relating to the exercisability or termination of the Award in the event of a dissolution or liquidation of the Company, or a Change in Control of the Company, respectively.

(b) Method of Exercise. The Award shall be exercisable only by delivery to the Company of an executed Stock Appreciation Rights Exercise Notice (the “Exercise Notice”) in the form attached hereto as Exhibit A, or in such other form approved by the Committee, which shall state the Grantee’s election to exercise the Award, the whole number of Stock Appreciation Rights in respect of which the Award is being exercised, and such other provisions as may be required by the Committee or necessary to comply with securities and other applicable laws. The Exercise Notice shall be signed by the Grantee and shall be delivered to the Company by such method as may be permitted by the Committee. The Award shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice.

(c) Issuance of Shares. If the Exercise Notice is in form and substance satisfactory to the Company (or its counsel), and the Grantee or any other person permitted to exercise the Award has complied with Section 4 of this Agreement, the Company shall issue or cause the issuance of, in the name of the Grantee or Grantee’s legal representative, the number of shares of Common Stock equal in Fair Market Value on the date of exercise to the Appreciation multiplied by the number of Stock Appreciation Rights being exercised. Fractional Common Stock share amounts, if any, relating to the exercise will be withheld by the Company and used as part of the tax withholding associated with the exercise of this Award as described in Section 4 of this Agreement.

4. Tax Withholding. No shares of Common Stock representing the payment of the Appreciation pursuant to the exercise of the Award shall be delivered to the Grantee or any other person permitted to exercise the Award until the Grantee or such other person has made arrangements acceptable to the Committee for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, relating to such exercise. Upon exercise of the Award, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or such other person an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

5. Exercise of Award Following Termination or Change of Continuous Service. Subject to the provisions of Sections 6 and 7 of this Agreement, if the Grantee’s Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise the Award during the Post-Termination Exercise Period set forth on the first page of this Agreement. In no event may the Award be exercised later than the Expiration Date set forth on the first page of this Agreement. In the event of the Grantee’s change in status from Employee to Director or from Director to Employee, the Award shall remain in effect and, except to the extent otherwise determined by the Committee, continue to vest. Except as provided in Sections 6 and 7 of this Agreement, to the extent that the Grantee is not entitled to exercise the Award on the Termination Date, or if the Grantee does not exercise the Award within the Post-Termination Exercise Period, the Award shall terminate.

6. . Disability of Grantee. If the Grantee’s Continuous Service terminates as a result of his or her Disability, or in the event of the Grantee’s Disability during the Post-Termination Exercise Period, the Grantee may, but only within one (1) year from the date his or her Continuous Service terminates because of his or her Disability (the “Disability Termination Date”) (and in no event later than the Expiration Date), exercise the Award to the extent he or she was otherwise entitled to exercise it on the Disability Termination Date. To the extent that the Grantee is not entitled to exercise the Award on the Disability Termination Date, or if the Grantee does not exercise the Award to the extent so entitled within the time specified in this Section 6, the Award shall terminate.

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7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period, the Grantee’s estate, or a person who acquired the right to exercise the Award by bequest or inheritance, may exercise the Award, but only to the extent the Grantee could exercise the Award at the date of his or her death, within one (1) year from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Award on the date of death, or if the Award is not exercised to the extent so entitled within the applicable one (1)-year period, the Award shall terminate.

8. Transferability of Award. Neither the Award nor any of the Grantee’s rights under this Award Agreement may be transferred or assigned in any manner other than by will or by the laws of descent and distribution; the Award and those rights may be exercised during the lifetime of the Grantee only by the Grantee.

9. Tax Consequences. This section contains a brief summary, as of the Date of Grant, of the federal tax consequences of an exercise of the Award. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE AWARD OR DISPOSING OF THE SHARES COMMON STOCK DELIVERED IN CONNECTION WITH THE EXERCISE OF THE AWARD.

There will be a regular federal income tax liability upon the exercise of the Award. The Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the Appreciation payable in connection with the exercise of the Award. The Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise for income and employment tax withholding purposes.

10. Term of Award. The Award may be exercised no later than the Expiration Date or such earlier date as otherwise provided in this Agreement.

11. Entire Agreement; Governing Law. The Plan and this Agreement (with the Exercise Notice, if the Award is exercised) constitute the entire agreement of the Company and the Grantee (collectively the “Parties”) with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Parties. Nothing in the Plan and this Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas, to the rights and duties of the Parties. Should any provision of the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of the Award or this Agreement for construction or interpretation.

13. Dispute Resolution. The provisions of this Section 13 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or the Grantee) arising out of or relating to the Plan and this Agreement (including the Exercise Notice, if the Award is exercised). The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement (including the Exercise Notice, if the Award is exercised) by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by a written statement of the Party’s position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by

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negotiation, the Parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County, Texas) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14. Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earliest of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 14.

GASTAR EXPLORATION LTD.

By:
Title:
Address:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN, THE STOCK APPRECIATION RIGHTS SHARES SUBJECT TO THE AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE GRANTS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT-WILL.

The Grantee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Agreement, the Plan, and the Exercise Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement, the Plan and the Exercise Notice. The Grantee hereby agrees that all disputes arising out of or relating to this Agreement, the Plan and the Exercise Notice shall be resolved in accordance with Section 13 of this Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Agreement.

Dated: ____________________________________	Signed:
Grantee
Address:

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